Exhibit 10.14


                     Ninth Amendment to Employment Agreement

     Reference is made to an Employment Agreement (hereinafter called "Agreement") dated July 9, 1980, between Handy Hardware Wholesale, Inc., a Texas corporation (therein and hereinafter called "Employer"), and James D. Tipton (therein and hereinafter called "Employee"), the First Amendment to the Agreement, dated August 18, 1980 (the "First Amendment"), the Second Amendment to the Agreement, dated July 18, 1985 (the "Second Amendment"), the Third Amendment to the Agreement, dated December 6, 1988 (the "Third Amendment"), the Fourth Amendment to the Agreement, dated September 20, 1991 (the "Fourth Amendment"), the Fifth Amendment to the Agreement, dated September 7, 1993 (the "Fifth Amendment"), the Sixth Amendment to the Agreement, dated November 14, 1995 (the "Sixth Amendment"), the Seventh Amendment to Employment Agreement, dated September 30, 1996 (the "Seventh Amendment") and the Eighth Amendment to Employment Agreement, dated December 24, 1997 (the "Eighth Amendment").

     At this time, Employer and Employee wish to amend the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, Sixth Amendment, the Seventh Amendment and the Eighth Amendment as herein set forth:

     NOW THEREFORE, in consideration of the premises, the agreements herein contained and other good and valuable considerations, Employer and Employee hereby amend the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment as follows:

         1.       Paragraph 3.a. is hereby amended to read as follows:

                  "a. The term of employment  by Employer  shall mean the period commencing August 18, 1980, and terminating December 31, 2000, unless sooner terminated in accordance with the terms and conditions hereinafter set forth, provided, however, in the event of the death of Employee, the term of employment shall end the 60th day after the date of the death of Employee."

     Except as amended above, the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment remain unchanged and continue in full force and effect.

     This Ninth Amendment is executed in multiple counterparts, each of which shall have the force and effect of an original, this 31st day of December, 1998.

                                                HANDY HARDWARE WHOLESALE, INC.

  /s/        James D. Tipton                    By:  /s/     Virgil H. Cox
  --------------------------                    --------------------------
             James D. Tipton                         Chairman of the Board
             EMPLOYEE                                EMPLOYER